SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): December 18, 1997

                       Equicon Mortgage Loan Trust 1994-2
             (Exact name of registrant as specified in its charter)


New York                        033-75002-02          41-1798301, 41-1798302
(State or other jurisdiction   (Commission           (I.R.S. Employer
of incorporation                File Number)          Identification No.


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (410) 884-2000



ITEM 5.  OTHER EVENTS

On December 18, 1997, a distribution was made to holders of The Equicon Mortgage Loan Trust 1994-2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             Item 601(a)
             of Regulation S-K
             Exhibit Number

             99.1  --  Monthly  report   distributed   to   holders  of  Equicon
                       Mortgage  Loan Trust 1994-2  relating to the December 18,
                       1997, distribution.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       Equicon Mortgage Loan Trust 1994-2
                                  (Registrant)

                      By: Norwest Bank of Minnesota, N.A.
                          as Trustee
                      By: /s/ Sherri J. Sharps
                    Name: Sherri J. Sharps
                   Title: Vice President
                    Date: December 22, 1997


                                INDEX OF EXHIBITS

Exhibit
Number                     Description

EX-99.1 Monthly report distributed to holders of Equicon Mortgage Loan Trust 1994-2 relating to the December 18, 1997, distribution.